EXHIBIT 24b

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ George W. Bausewine.
George W. Bausewine

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Sherian G. Cadoria
Sherian G. Cadoria

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ R. O'Neal Chadwick, Jr.
R. O'Neal Chadwick, Jr.

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Richard B. Crowell
Richard B. Crowell

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ R. Russell Davis
R. Russell Davis

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ David M. Eppler
David M. Eppler

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ J. Patrick Garrett
J. Patrick Garrett

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Jeffrey W. Hall
Jeffrey W. Hall

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ F. Ben James, Jr.
F. Ben James, Jr.

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Elton R. King
Elton R. King

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ William L. Marks
William L. Marks

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Judy P. Miller
Judy P. Miller

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Ray B. Nesbitt
Ray B. Nesbitt

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Kathleen F. Nolen
Kathleen F. Nolen

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Kenneth D. Nolley
Kenneth D. Nolley

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Catherine C. Powell
Catherine C. Powell

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Michael P. Prudhomme
Michael P. Prudhomme

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Robert T. Ratcliff
Robert T. Ratcliff

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Dilek Samil
Dilek Samil

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Mark H. Segura
Mark H. Segura

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ Michiele Shaw
Michiele Shaw

CLECO POWER LLC

POWER OF ATTORNEY

                    WHEREAS, Cleco Power LLC, a Louisiana limited liability company, (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 2002, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                    NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint David M. Eppler and Michael P. Prudhomme, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of January, 2003.

/s/ William H. Walker Jr.
William H. Walker, Jr.